Exhibit 99.1

News Release	Williams (NYSE: WMB) One Williams Center Tulsa, OK 74172 800-Williams www.williams.com

DATE: Oct. 6, 2016

MEDIA CONTACT:	INVESTOR CONTACTS:
Lance Latham, 918-573-9675	John Porter (918) 573-0797	Brett Krieg (918) 573-4614

Williams Announces Three Directors Volunteered to Not Stand for

Re-election at Upcoming 2016 Annual Meeting

•	Voluntary decisions to not stand for re-election consistent with previously announced board refreshment plan

•	After 2016 annual meeting, majority of Board to be new, independent directors appointed after July 1, 2016

TULSA, Okla. – Williams (NYSE: WMB) today announced that three current members of its Board of Directors will voluntarily not stand for re-election upon the expiration of their current terms at the 2016 Annual Meeting to be held on Nov. 23.

The three Board members are:

•	Joseph Cleveland, a director since 2008 and former chief information officer at Lockheed Martin Corporation. Cleveland previously held executive positions at Martin Marietta and G.E.

•	John Hagg, a director since 2012 and a former senior executive in the exploration, production, service and financial sectors of the petroleum industry in Canada and the United States.

•	Juanita Hinshaw, a director since 2004 who is president of a consulting firm and previously held executive positions at Graybar Electric Company and the Monsanto Company.

As previously announced, five new directors (i.e., directors who were not serving on the Board as of July 1, 2016), Stephen Bergstrom, Stephen Chazen, Peter Ragauss, Scott Sheffield and William Spence, in addition to four Williams directors who served prior to 2016, will stand for election as nominees of the Williams Board at the 2016 Annual Meeting on Nov. 23.

Additionally, the Board of Directors also announced in September its goal to identify two more independent candidates to join the Board prior to the 2016 Annual Meeting. If the nominees are elected, the Williams Board will comprise 11 directors, 10 of whom are independent.

“On behalf of the Board of Directors and the entire Williams organization, I want to thank Joe, John and Juanita for their stellar service to the company and to our stockholders over the years; each of them has contributed their expertise and sound judgment as they helped guide the company through times of both opportunity and challenge,” said Dr. Kathleen Cooper, chairman of the Board of Directors. “I want to express my deep appreciation for their willingness to support our board refreshment efforts, which will allow Williams to continue its tradition of strong, independent leadership as we focus on creating stockholder value.”

About Williams

Williams (NYSE: WMB) is a premier provider of large-scale infrastructure connecting U.S. natural gas and natural gas products to growing demand for cleaner fuel and feedstocks. Headquartered in Tulsa, Okla., Williams owns approximately 60 percent of Williams Partners L.P. (NYSE: WPZ), including all of the 2 percent general-partner interest. Williams Partners is an industry-leading, large-cap master limited partnership with operations across the natural gas value chain from gathering, processing and interstate transportation of natural gas and natural gas liquids to petchem production of ethylene, propylene and other olefins. With major positions in top U.S. supply basins, Williams Partners owns and operates more than 33,000 miles of pipelines system wide – including the nation’s largest volume and fastest growing pipeline – providing natural gas for clean-power generation, heating and industrial use. Williams Partners’ operations touch approximately 30 percent of U.S. natural gas. www.williams.com

Additional Information

Williams intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2016 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2016 ANNUAL MEETING. Investors and security holders should read the proxy statement carefully before making any voting or investment decisions. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Williams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Williams with the SEC will be available on Williams’ website at http://investor.williams.com/.

Participants in the Solicitation

Williams and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the matters to be considered at Williams’ 2016 Annual Meeting. Information regarding the directors and officers of Williams is contained in Williams’ Annual Report on Form 10-K filed with the SEC on Feb. 26, 2016 (as it may be amended from time to time). Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant documents filed with the SEC.

Forward-looking Statements

This communication may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical facts, included in this communication that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “assumes,” “guidance,” “outlook,” “in service date” or other similar expressions. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	Expected levels of cash distributions by Williams Partners L.P. (“WPZ”) with respect to general partner interests, incentive distribution rights and limited partner interests;

•	Levels of dividends to Williams stockholders;

•	Future credit ratings of Williams and WPZ;

•	Amounts and nature of future capital expenditures;

•	Expansion of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids, and olefins prices, supply, and demand;

•	Demand for our services.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this communication. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Whether WPZ will produce sufficient cash flows to provide the level of cash distributions, including incentive distribution rights, that we expect;

•	Whether Williams is able to pay current and expected levels of dividends;

•	Whether we will be able to effectively execute our financing plan including the receipt of anticipated levels of proceeds from planned asset sales;

•	Availability of supplies, including lower than anticipated volumes from third parties served by our midstream business, and market demand;

•	Volatility of pricing including the effect of lower than anticipated energy commodity prices and margins;

•	Inflation, interest rates, fluctuation in foreign exchange rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on customers and suppliers);

•	The strength and financial resources of our competitors and the effects of competition;

•	Whether we are able to successfully identify, evaluate and timely execute our capital projects and other investment opportunities in accordance with our forecasted capital expenditures budget;

•	Our ability to successfully expand our facilities and operations;

•	Development of alternative energy sources;

•	Availability of adequate insurance coverage and the impact of operational and developmental hazards and unforeseen interruptions;

•	The impact of existing and future laws, regulations, the regulatory environment, environmental liabilities, and litigation, as well as our ability to obtain permits and achieve favorable rate proceeding outcomes;

•	Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers and counterparties;

•	Risks related to financing, including restrictions stemming from debt agreements, future changes in credit ratings as determined by nationally-recognized credit rating agencies and the availability and cost of capital;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;

•	Risks associated with weather and natural phenomena, including climate conditions and physical damage to our facilities;

•	Acts of terrorism, including cybersecurity threats and related disruptions; and

•	Additional risks described in our filings with the SEC.

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors and security holders not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments. In addition to causing our actual results to differ, the factors listed above and referred to below may cause our intentions to change from those statements of intention set forth in this communication. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

Because forward-looking statements involve risks and uncertainties, we caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. For a detailed discussion of those factors, see Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K filed with the SEC on Feb. 26, 2016 and in Part II, Item 1A. Risk Factors in our Quarterly Report on Form 10-Q filed on Aug. 2, 2016.

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